First Community Bankshares, Inc. (NASDAQ: FCBC) Announces Acquisition of Surrey Bancorp (OTCPK: SRYB)

November 18, 2022

Compliance Disclosures

First Community Bankshares, Inc.

Important Information for Shareholders

This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, First Community Bankshares, Inc. ("First Community or FCBC") will file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC"), which will contain the proxy statement of Surrey Bancorp ("Surrey or SRYB") and a prospectus of First Community. Shareholders of Surrey are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the proposed transaction, Surrey, and First Community. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to Surrey shareholders and will be available for free on the SEC's website (www.sec.gov). The proxy statement/prospectus will also be made available for free by contacting David D. Brown, First Community's Chief Financial Officer, at 276-326-9000 or Pedro A. "Peter" Pequeno II, the President of Surrey, at 336-783-3902. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Transactions

First Community, Surrey and their respective directors, executive officers and certain other members of management and employees may be deemed "participants" in the solicitation of proxies from Surrey's shareholders in favor of the merger with First Community. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Surrey shareholders in connection with the proposed merger will be set forth in the registration statement when it is filed with the SEC.

You can find information about the executive officers and directors of First Community in its Annual Report on Form 10-K for the year ended December 31, 2021 and in its definitive proxy statement filed with the SEC on March 16, 2022. You can find information about Surrey's executive officers and directors in Surrey's annual report for the year ended December 31, 2021 by accessing Surrey's website at www.surreybank.com under the tab "About Us" and then under the heading "Investor Relations" and "Shareholder Relations". You can obtain free copies of these documents from First Community or Surrey using the contact information above.

Legal Disclaimer

First Community Bankshares, Inc.

Forward-Looking Statements

Certain of the statements made in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements, including statements regarding the intent, belief, or current expectations of First Community's management regarding the company's strategic direction, prospects, or future results or the benefits of the proposed transaction, are subject to numerous risks and uncertainties. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of First Community and Surrey and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of First Community and Surrey. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the cost savings and revenue synergies anticipated in connection with the proposed transaction may not be realized or may take longer than anticipated to be realized, (2) disruption from the proposed transaction with customers, suppliers, or employee or other business relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the agreement and plan of merger, (4) the risk of successful integration of the two organizations' businesses, (5) the failure of Surrey shareholders to approve the proposed transaction, (6) the amount of costs, fees, expenses, and charges related to the proposed transaction, (7) the ability to obtain required governmental and regulatory approvals for the proposed transaction, (8) reputational risk and the reaction of the parties' customers to the proposed transaction, (9) the failure of the conditions to closing of the proposed transaction to be satisfied, (10) the risk that the integration of Surrey's operations with those of First Community will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by First Community's issuance of additional shares of its common stock in the proposed transaction, (13) changes in management's plans for the future, (14) prevailing economic and political conditions, particularly in our market areas, (15) credit risk associated with our lending activities, (16) changes in interest rates, loan demand, real estate values, and competition, (17) changes in accounting principles, policies, or guidelines, (18) changes in applicable laws, rules, or regulations, and (19) other competitive, economic, political, and market factors affecting our business, operations, pricing, products, and services. Certain additional factors which could affect the forward-looking statements can be found in First Community's annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, in each case filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov and in Surrey's annual reports by accessing Surrey's website at www.surreybank.com under the tab "About Us" and then under the heading "Investor Relations" and "Shareholder Relations". First Community and Surrey caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Community or Surrey or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Community and Surrey disclaim any obligation to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Enhancing the Franchise

First Community Bankshares, Inc.

Strategic Market Expansion

- The proposed acquisition of Surrey Bancorp ("SRYB") by First Community Bankshares, Inc. ("FCBC") creates a $3.6 billion asset banking franchise with 55 branches serving southwest Virginia, western North Carolina, northeast Tennessee, and West Virginia
- SRYB's successful Government Guaranteed Lending Program to be leveraged throughout FCBC's footprint
- SRYB brings a time-tested record of strong profitability
- Aligns with FCBC's strategy of being a dominant player in each of its markets
  - Top 3 deposit market share rank in combined counties of operation
  - Surrey is a market leader among community banks in its communities
- Enhances customer offerings with combination of scale and government guaranteed lending

Acquisition Rationale

- Combines two of the most profitable independent banks in the region, providing meaningful consolidation and a logical footprint expansion
- Complimentary values, cultures, and commitment to communities
- Combines attractive core deposit franchises
- Financially attractive for both shareholder bases
- Government Guaranteed Lending will allow FCBC to leverage its capital base to foster client growth and mitigate risk in its business portfolio

Combined Franchise

First Community Bankshares, Inc.



Cincinnati
WEST VIRGINIA
Sea Run
Huntington
Charleston
Harrisonburg
Frankfort
Lexington
KENTUCKY
Daniel Boone National Forest
Cumberland Pkwy
Roanoke
VIRGINIA
Richmond
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Greensboro
High Point
Durham
Raleigh
Cookeville
Knoxville
FCBC
SRYB

Pro Forma Highlights

Assets	$3.6 Billion
Loans	$2.6 Billion
Deposits	$3.2 Billion
Branches	55

Pro Forma Deposits by State[1]



TN, 2.52%
NC, 22.01%
VA, 38.60%
WV, 36.87%

Source: S&P Capital IQ Pro; financial data as of September 30, 2022
Note: Excludes impacts from purchase accounting adjustments
[1] Deposits for market share analysis are as of the June 30, 2022 FDIC deposit survey

Financially Attractive for Both Shareholder Bases

First Community Bankshares, Inc.

First Community Bankshares, Inc.

- $3.2 billion asset bank
  - Headquartered in Bluefield, VA
  - Roots dating back to 1874
  - Publicly-traded under ticker "FCBC"
- Consistent, quality earnings growth and momentum
  - 5-year EPS CAGR of 11.0%
  - Delivered ROATCE[1] of approximately 17.4% and ROAA[2] of approximately 1.54% to shareholders in Q3'22
- Consistent history of strong dividends
  - 37th consecutive year of regular cash dividends
  - Current dividend yield[3] of 3.15%
- Since 1993, successfully completed 12 whole-bank acquisitions and multiple branch transactions
- Steady noninterest income
  - Above 20% of operating revenue

- ✓ Pro forma assets of $3.6 billion
- ✓ Furthers strategic positioning across footprint in desirable markets
- ✓ Mid-single digit EPS accretion
- ✓ Positive impact to Return on Assets, Return on Equity, and Return on Tangible Common Equity
- ✓ Disciplined use of capital with limited dilution to tangible book value
- ✓ Improves strong capital position
- ✓ First Community will build upon Surrey's proven success in Government Guaranteed Lending, bringing the offering to its markets and customers

---

Surrey Bancorp

- $500 million asset bank
  - Headquartered in Mount Airy, NC
  - Founded in 1996
  - Publicly-traded under ticker "SRYB"
- Highly profitable institution with average annual ROAA of 1.32% from 2017 – 2021
- Core competency in commercial lending with a Government Guaranteed Lending focus
  - More than 50% of loan portfolio is comprised of C&I or owner-occupied CRE Loans
  - 20% + of total loan portfolio is guaranteed by the government
- Clean balance sheet with zero net charge-offs in 2021; 0.45% NPAs / Assets[4] as of most recent quarter
- Strong capital position with 11% + consolidated TCE ratio
- Established production team with a proven track record in the northwest Piedmont region

Source: S&P Capital IQ Pro; financial data as of September 30, 2022
Note: ROAA and ROATCE are core
[1] ROATCE, or return on average tangible common equity, is defined as net income, adjusted for the tax effect of the amortization of intangibles, as a percent of average tangible common equity
[2] ROAA, or return on average assets, is defined as net income as a percent of average assets
[3] Based on FCBC's 20-day VWAP of $35.84 as of November 16, 2022 and FCBC's LQA dividend
[4] Calculated as Bank-level Non-performing Assets divided by Consolidated Total Assets

Transaction Terms

First Community Bankshares, Inc.

Transaction	FCBC acquires 100% of SRYB outstanding common stock and RSUs
Merger Consideration	▪ 100% Stock Consideration ▪ Fixed exchange ratio of 0.7159 shares of FCBC common stock for each share of SRYB common stock
Announced Transaction Value [1, 2]	Total merger value of $110.8 million[1,2], or $26.37 per share
Implied Pricing Multiples [2, 3]	▪ Price / Tangible Book Value: 194% ▪ Price / LTM Net Income: 17.5x ▪ Core Deposit Premium: 12.6% ▪ Price / LTM Net Income + Cost Saves: 12.0x ▪ Pay-to-Trade Ratio: 90.1%
Pro Forma Ownership	84.4% FCBC / 15.6% SRYB
Required Approvals	Customary regulatory approvals and SRYB shareholder approval
Expected Closing	Second Quarter 2023

[1] Based on 4,186,883 outstanding shares of SRYB common stock as well as 12,900 RSUs
[2] Based on FCBC's 20-day VWAP of $36.84 as of November 16, 2022
[3] Based on per share values; financial data as of September 30, 2022

Transaction Rationale

First Community Bankshares, Inc.

Strategically Compelling

- Improves footprint and connectivity in Surrey's concentrated markets across northwest North Carolina
- Consolidates similar markets where traditional community banking is most effective and profitable
- Adopts and Expands Surrey's robust Government Guaranteed Lending platform

Financially Attractive

- Mid-single digit EPS accretion with tangible book value earnback period of 2.2 years (< 1 year excl. CDI and interest rate marks)
- Achievable results with conservative projections
- IRR of 18% +, well in excess of cost of capital
- Accretive to ROAA, ROAE, and ROATCE

Low Risk

- Post-closing consolidated capital and liquidity ratios expected to remain strong
- Comprehensive due diligence completed, including rigorous review of loan portfolio
- Conservative credit and interest rate marks
- In-depth evaluation of business plans, budgets, credit processes, and other operational procedures
- Well-positioned investment portfolio with no significant AOCI marks

Key Transaction Assumptions

First Community Bankshares, Inc.

Expected Cost Savings	40% of SRYB's annual Noninterest Expense base – 50% realized in 2023 and 100% thereafter
Merger & Integration Costs	Approximately $8.9 million in combined pre-tax merger expenses
Purchase Accounting & Other Adjustments	▪ Total gross loan fair value mark of ~$2.3 million (0.9% of loans) ▪ 74% / 26% PCD / non-PCD split with ~$1.4mm day 2 double hit to reserves ▪ Loan interest rate mark of ~$4.1 million ▪ Core Deposit Intangible of 5% driven by high quality, low cost of SRYB deposits ▪ Mark to deposits of ~$633k
Revenue Synergies	Identified but not included in financial model

Extensive Credit Due Diligence Completed

July 31 Loan Trial Balance

- $313.6mm Total Loan Exposure
- $238.5mm Current Balance

Selected Loan Sample

- 109 Loans
- $153.3mm Total Loan Exposure
- $114.0mm Current Balance

47% Loan Penetration Based on Total Exposure and 46% of the Total Balance Outstanding

- 68% Guaranteed Loan Exposure
- 66% C&I Exposure
- 45% NOO-CRE Exposure
- 50% OO-CRE Exposure

Source: Diligence process
Note: Total loan exposure includes potential utilization beyond current balance

Overview of Surrey Bancorp

First Community Bankshares, Inc.

General Corporate Information

SURREY BANCORP

- Holding Company for Surrey Bank & Trust
  - Bank founded in 1996
- Headquartered in Mount Airy, North Carolina, with 7 branches in Virginia and North Carolina
- Virginia Branch:
  - Stuart
- North Carolina Branches:
  - Elkin, Mount Airy (3 branches), North Wilkesboro, Pilot Mountain

GFC Credit Performance[3]

	2008	2009	2010	2011	2012
Surrey Bank & Trust NCOs / Loans	0.13	0.17	1.94	0.58	0.53
NC Banks Aggregate	0.68	1.96	1.87	1.33	1.09
Surrey Bank & Trust vs. NC Banks	(0.55)	(1.79)	0.07	(0.75)	(0.56)

Financial Highlights

	2018Y	2019Y	2020Y	2021Y	LTM
Balance Sheet ($000)					
Total Assets	309,150	329,520	431,064	480,535	499,789
Total Net Loans	228,422	233,272	253,907	245,900	244,416
Total Deposits	259,378	276,360	374,443	422,053	435,882
Total Equity	45,150	47,927	50,329	52,959	57,006
Basic TBVPS	10.79	11.47	12.04	12.28	13.66
Profitability (%)					
Net Income ($000)	5,102	4,913	4,578	5,104	6,345
ROAA	1.69	1.55	1.18	1.11	1.31
ROAE	11.69	10.49	9.28	9.77	11.68
Net Interest Margin	4.53	4.57	3.49	2.90	3.09
Efficiency Ratio	58.0	57.9	58.5	58.9	55.7
Balance Sheet Ratios/ Capital (%)					
Loans/ Deposits	89.7	85.9	69.1	59.5	57.1
Total Equity/ Total Assets	14.60	14.54	11.68	11.02	11.41
TCE Ratio	14.55	14.51	11.65	11.02	11.41
Tier 1 Ratio[1]	19.19	20.21	21.58	21.92	23.76
Risk-Based Capital Ratio[1]	20.46	21.47	22.85	23.19	25.03
Leverage Ratio[1]	14.18	14.12	11.42	10.92	11.23
Asset Quality (%)					
NPAs/ Assets[2]	0.93	0.30	0.22	0.67	0.45
NCOs/ Avg Loans	0.01	0.08	(0.04)	0.00	(0.07)
Loan Loss Reserves/ Gross Loans	1.80	1.74	1.90	2.11	1.75
Reserves/ NPAs[2]	145.6	422.3	515.2	163.6	195.6

Source: S&P Capital IQ Pro, company documents; financial data as of September 30, 2022
[1] LTM capital numbers are shown at the bank level as of September 30, 2022
[2] LTM number calculated with bank level NPAs as of September 30, 2022
[3] Bank level data

Surrey's Relationship-based Approach

First Community Bankshares, Inc.

Full-service Offering to Businesses

- Surrey's loan portfolio centers around relationship-based business lending in the owner-occupied CRE and C&I verticals, making up 54% of loans
- Most commercial relationships also maintain their deposit banking relationship with Surrey
- Concerted focus on commercial checking accounts, offering a full suite of Digital and Treasury Management Services
- A majority of demand deposits are business deposit accounts
- Over 40% of Surrey's deposits come from business accounts
- Non-interest-bearing deposits make up ~70% of business deposit accounts, a significant contributor to Surrey's low cost of deposits

Loan Composition


Other Loans, 46%
C&I and NOO CRE Loans, 54%
C&I and NOO CRE Loans
Other Loans

Attractive Yields & Costs


0.49
5.51
5.69
0.39
5.12
0.34
5.16
0.12
5.28
0.08
4.98
0.08
5.67
0.10
2018Y
2019Y
2020Y
2021Y
2022Q1
2022Q2
2022Q3
Yield on Loans (%)
Cost of Funds (%)

Source: S&P Capital IQ Pro; financial data as of September 30, 2022
Note: Bank-level metrics

Surrey Bancorp Market Overview

First Community Bankshares, Inc.

Market Highlights

Surry County, NC



- Staple county in northwest Piedmont region with rich history that is nestled up against the Blue Ridge Mountains
  - Population of 70,000+ with over 1,600 businesses
- Surry County, along with the surrounding counties, consistently attracts a sizable number of tourists annually
  - $137 million spent by visitors in 2021
  - The Yadkin Valley region is home to a variety of wineries and a well-connected park system that makes for a target destination for nature-lovers
- Surry County is in close proximity to many of North Carolina's premiere colleges such as Wake Forest University





Wilkes County, NC

allura™ Making the Material Difference

APPALACHIAN LUMBER CO.

- Strong presence of growing building material companies as well as several other notable employers
- Population of 65,000+ with over 1,100 businesses



Patrick County, VA

- 2020 Census data for Patrick, VA recorded:
  - 5% increase in employed population
  - 9% increase in median household income
  - Population of 17,000+ with over 250 businesses
- Strong labor market driven primarily by agricultural and manufacturing jobs
- State parks and various resorts lead to year-round tourism

Source: S&P Capital IQ Pro, NC.gov, U.S. Census Bureau, VisitNC.com, Wilkesedc.com, Wilkescountytourism.com

Pro Forma Deposit Market Share

First Community Bankshares, Inc.

Combined Counties of Operations

Rank	Institution Name	Market Share (%)	Number of Branches	Total Deposits ($000)
1	Truist Financial Corporation (NC)	18.2	57	7,777,497
2	Wells Fargo & Company (CA)	16.7	45	7,127,869
	Pro Forma	7.6	55	3,239,540
3	First Community Bankshares, Inc. (VA)[1]	6.6	48	2,807,823
4	Atlantic Union Bankshares Corporation (VA)	6.2	21	2,634,198
5	Bank of America Corporation (NC)	5.6	12	2,395,636
6	National Bankshares, Inc. (VA)	3.3	20	1,395,103
7	First Horizon Corporation (TN)	3.1	9	1,306,225
8	First Bancorp, Inc. (VA)	2.7	9	1,157,581
9	First Citizens BancShares, Inc. (NC)	2.5	17	1,067,299
10	TowneBank (VA)	2.1	5	882,960
11	United Bankshares, Inc. (WV)	2.0	14	842,772
12	JPMorgan Chase & Co. (NY)	1.7	10	714,499
13	Summit Financial Group, Inc. (WV)	1.5	14	638,238
14	City Holding Company (WV)	1.4	9	583,321
15	F.N.B. Corporation (PA)	1.3	5	564,275
16	C&F Financial Corporation (VA)	1.3	8	537,670
17	Carter Bankshares, Inc. (VA)	1.2	9	532,252
18	BancTenn Corp. (TN)	1.2	6	513,078
19	Southwest Virginia Bankshares, Inc. (VA)	1.1	15	455,448
20	Village Bank and Trust Financial Corp. (VA)	1.0	4	444,860
21	Surrey Bancorp (NC)	1.0	7	431,717
	Total	100.0	520	42,755,866


West Virginia
Charleston
Beckley
Virginia
Charlottesville
Roanoke
Blacksburg
Richmond
Knoxville
Asheville
Tennessee
Raleigh
North Carolina
Charlotte
Pro Forma County Market Share
#1 to #5
#6 to #15
Greater than #15

Source: S&P Capital IQ Pro
Note: Deposits for market share analysis are as of the June 30, 2022 FDIC deposit survey
[1] FCBC branch count adjusted from FDIC survey

Pro Forma Loan & Deposit Composition

First Community Bankshares, Inc.

FCBC


C&D, Ag, Farm. 6.2%
C&I 5.3%
Consumer & Other 8.5%
CRE & Multifamily 37.7%
$2.4B
Total Loans
1-4 Family 39.1%
Home Equity 3.3%

MRQ Loan Yield: 4.52%


IB Demand, Savings, & MMDA 56.1%
$2.7B
Total Deposits
Retail Time (<100K) 7.5%
Jumbo Time (>100K) 3.7%
NIB 32.7%

MRQ Cost of Deposits: 0.05%

SRYB


C&I 26.7%
Consumer & Other 1.2%
C&D, Ag., etc. 14.2%
1-4 Family 10.8%
$249M
Total Loans
Home Equity 7.4%
CRE & Multifamily 39.9%

MRQ Loan Yield: 5.67%


IB Demand, Savings, & MMDA 46.9%
$436M
Total Deposits
Retail Time (<100K) 5.9%
NIB 40.6%
Jumbo Time (>100K) 6.7%

MRQ Cost of Deposits: 0.10%

Pro Forma


C&D, Ag, Farm. 7.0%
C&I 7.3%
Consumer & Other 7.8%
CRE & Multifamily 37.9%
$2.6B
Total Loans
1-4 Family 36.3%
Home Equity 3.7%

MRQ Loan Yield: 4.63%


IB Demand, Savings, & MMDA 54.8%
Retail Time (<100K) 7.2%
$3.2B
Total Deposits
Jumbo Time (>100K) 4.1%
NIB 33.8%

MRQ Cost of Deposits: 0.06%

Source: S&P Capital IQ Pro; financial data as of September 30, 2022
Note: Data is bank level

SRYB Government Guaranteed Lending

First Community Bankshares, Inc.

SBA

- Lending for small businesses looking to expand and grow sustainably

USDA

- Lending for farms, businesses, and non-profit projects in rural regions

FSA

- Lending for agriculture. Can lead to purchases of land, crops, livestock, and more

Government Guaranteed Lending Positioning[1]

Total GGL Balance: $65.2mm



$12.9mm Net Exposure
$52.4mm Guaranteed Loans

75% of total SBA, USDA, and FSA lending is guaranteed

- Surrey began its Government Guaranteed Lending ("GGL") program 25 years ago and has expanded to become a GGL leader in NC and VA
- On all of Surrey's Small Business Administration ("SBA") Loans, only two repairs have ever been made representing a mere 0.03% of SBA originations
- On all of Surrey's United States Department of Agriculture (USDA) and Farm Service Agency (FSA) Loans
  - **No repairs have ever occurred**

- **In 2004, Surrey received its first nomination for Community Bank of the Year in NC by the U.S. SBA**
- **In 2019, Surrey received its 13th Community Bank of the Year in NC award**

By bringing in SRYB's GGL platform and human capital, FCBC positions itself to leverage GGL in its markets, adding a new product to its offering for customers and an attractive asset for its balance sheet

Source: Diligence process

[1] Metrics on unimpaired loan positions as of September 30, 2022

Expand Mutually Beneficial Future Direction & Vision

Continue developing and nurturing mutually beneficial relationships with customers, shareholders, and employees

Customers

- Competitive Deposit and Loan Products
- Delivery of Professional Service
- Implementation of Government Guaranteed Lending Program

Shareholders

- Focus on driving high risk-adjusted total returns
- Focus on returning capital to shareholders
  - Quarterly cash dividends
  - Share repurchases
  - Special dividends

Employees

- Strive to be the preferred employer within our communities
- Strive to recruit and retain outstanding banking professionals
- Strive to provide a rewarding and challenging environment

Summary

First Community Bankshares, Inc.

- Consolidates and logically expands the franchise into attractive markets with familiar characteristics
- Complements commitment to traditional community banking and the value proposition of our markets
- Further strengthens First Community's and Surrey's community banking franchises
- Diversifies business lines with adoption of established Government Guaranteed Lending program

PO Box 989
Bluefield, VA 24605
(276) 326-9000